UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

April 2, 2012 (April 2, 2012)

Date of Report (Date of earliest event reported)

FX ALLIANCE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35423	20-5845576
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

909 Third Avenue, 10th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 268-9900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On April 2, 2012, FX Alliance, Inc. (the “Company”) announced that Steve Rubinow has joined the Company as its Chief Information Officer.  The press release announcing Mr. Rubinow’s hiring is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(d)         Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ALLIANCE INC.

Dated: April 2, 2012	By:	/s/ John W. Cooley
John W. Cooley Chief Financial Officer